SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

July 8, 2003

Commission File Number	Exact Name of Registrant as specified in its charter	State or other Jurisdiction of Incorporation	IRS Employer Identification Number

333-66032	PG&E National Energy Group, Inc.	Delaware	94-3316236

PG&E National Energy Group, Inc.
7600 Wisconsin Avenue
Bethesda, Maryland 20814-6161

(Address of principal executive offices) (Zip Code)

(301) 280-6800

(Registrant’s telephone number, including area code)

Item 3. Bankruptcy or Receivership

     On July 8, 2003, a Current Report on Form 8-K (Report) was submitted by PG&E National Energy Group, Inc. to the Securities and Exchange Commission. This amendment No.1 to the Report is being submitted to delete PG&E Energy Trading Holdings, LLC from the list of companies which filed a voluntary petition for relief under chapter 11 of the U.S. Bankruptcy Code.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PG&E NATIONAL ENERGY GROUP, INC By: /s/ Thomas E. Legro Name: Thomas E. Legro Title: Vice President and Chief Accounting Officer

Dated:   July 9, 2003

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